Exhibit 99.2

Jefferson Capital Announces Pricing of $100 Million of Senior Notes due 2030

MINNEAPOLIS, Aug. 18, 2026 (GLOBE NEWSWIRE) -- Jefferson Capital, Inc. (NASDAQ: JCAP) (“Jefferson Capital”), announced today the pricing of an offering (the “Offering”) of $100 million aggregate principal amount of 8.250% senior notes due 2030 (the “Add-On Notes”) by Jefferson Capital Holdings, LLC (the “Issuer”), its indirect wholly-owned subsidiary. The Add-On Notes will initially be fully and unconditionally guaranteed on a senior unsecured basis by certain of the Issuer’s wholly-owned domestic restricted subsidiaries. The Add-On Notes are being offered as additional notes under the Indenture, dated as of May 2, 2025, pursuant to which the Issuer previously issued $500 million in aggregate principal amount of 8.250% senior notes due 2030 (the “Existing Notes” and, together with the Add-On Notes, the “Notes”).

The Issuer intends to use the net proceeds from the Offering (i) to repay a portion of the borrowings currently outstanding under its revolving credit facility and (ii) the remainder, if any, for general corporate purposes. The Issuer may in the future reborrow amounts under its revolving credit facility to, among other things, purchase portfolios and fund acquisitions. The Offering is expected to close on August 20, 2026, subject to customary closing conditions.

The Notes and the related guarantees have not been registered under the Securities Act, or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Notes are being sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.

This press release is for informational purposes only. It does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other securities, nor shall there be any offer, solicitation or sale of the Notes or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, all statements other than statements of historical or current facts contained in this press release, including statements relating to our intentions, beliefs, assumptions or current expectations concerning, among other things, our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding expected growth, future capital expenditures, capital allocation and debt service obligations, and the anticipated impact on our business. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable terms.

Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this press release.

Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

Investor Relations

IR@jcap.com

Media Relations

Doug.Donsky@icrinc.com